Exhibit 99.1

NASDAQ: AIDX Investor Webinar July 1, 2026

Forward Looking Statements This presentation may contain forward-looking statements and information relating to, among other things, the Company, its business plan and strategy, and its industry. These statements reflect management's current views with respect to future events based on information currently available and are subject to risks and uncertainties that could cause the Company's actual results to differ materially. Investors are cautioned not to place undue reliance on these forward-looking statements as they contain hypothetical illustrations of mathematical principles, are meant for illustrative purposes, and they do not represent guarantees of future results, levels of activity, performance, or achievements, all of which cannot be made. Moreover, no person nor any other person or entity assumes responsibility for the accuracy and completeness of forward-looking statements, and the Company is under no duty to update any such statements to conform them to actual results. Specifically, the modeled sensitivity/specificity estimates on Slide 10 and the revenue projections on Slide 13 are hypothetical illustrations based on assumptions described therein and are not guarantees of future clinical or financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue" or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. If our underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. Forward looking statements contained in this presentation include statements regarding (a) the risk that FDA does not authorize OneTest on the anticipated timeline or at all; (b) the risk that CMS does not grant coverage or reimbursement at assumed rates; (c) the risk that clinical data does not support regulatory approval; (d) competitive risks from Grail, Exact Sciences, and others; (e) dependence on third-party data sets and collaborators; (f) the risk that revenue projections are based on a single-company analogy that may not be predictive and other risks disclosed under the heading "Risk Factors" in reports that we file with the Securities and Exchange Commission. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we assume no obligation to update or revise any forward-looking statements except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. In addition, statements that "we believe" and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and you are cautioned not to rely unduly upon these statements. 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Congress Creates a Pathway for Medicare Reimbursement for Multi-Cancer Tests by 2028

On Feb. 3, 2026, the *Multi-Cancer Early Detection Screening Coverage Act* passed Congress and was signed by the President

- Establishes the first statutory pathway for Medicare coverage of MCED blood tests
- CMS authority to reimburse MCEDs beginning in 2028
- Applies to FDA-approved MCED tests deemed clinically appropriate by CMS
- Initial rollout to older Medicare cohorts, with potential expansion over time

A Major Growth Catalyst for MCEDs

- ~67 million Medicare beneficiaries in the U.S. today
- Should accelerate private payer and Medicare Advantage coverage
- Supports MCEDs moving from employer- and self-pay funding into routine preventive care over the next 3+ years
- We believe OneTest may be well-positioned for reimbursement under the 2028 CMS pathway, subject to obtaining FDA authorization and satisfying CMS clinical appropriateness criteria.

2020 BIOLABS

Grail’s NHS-Galleri Data at ASCO Signals Trouble for Medicare Coverage of Galleri

At ASCO 2026 (May 30), Grail reported full results from its randomized *NHS-Galleri trial* of 142,000+ NHS participants

- Primary endpoint missed — no drop in combined Stage III/IV cancers overall
- Stage I–II diagnoses rose just 16% when added to standard screening — unlikely to translate into a meaningful mortality benefit
- ctDNA misses many early tumors that shed little DNA (Stage I ~10–20%)
- Requires 2 full tubes of whole blood making serial (more than yearly) screening impractical
- Expensive: $949 per test list price

These results raise questions about the clinical utility profile of ctDNA-based approaches for broad Medicare population screening.


Galleri
Multi-cancer
early detection test
Specimen collection kit | Rx only
GRAIL

2020 BIOLABS

OneTest™ for Medicare:
Biomarker Tracking + Machine Learning + Anti-Inflammatory Diet

DEPARTMENT OF HEALTH & HUMAN SERVICES · USA

Medicare

Biomarker Panel: 12 Markers

Cancer protein tumor markers (PTMs)

- **AFP** — liver, testicular, ovarian
- **CEA** — lung, pancreatic, GI
- **CA 19-9** — pancreatic, liver, GI
- **CA 125** — ovarian, lung
- **CYFRA 21-1** — lung, head/neck, breast
- **CA 15-3** **(women) /** **PSA** **(men)** — breast / prostate
- **HE4** — ovarian

Inflammation Associated markers

- **CRP, ApoA1, B2-Microglobulin, Prealbumin**

Serial Testing & Biomarker Velocity

Repeat testing every 3 or 4 months

- Three tests per year track each marker as a trajectory over time, not a single snapshot.
- Velocity algorithms score each marker's rate of change, flagging tumors as levels begin to rise.

Higher sensitivity

- Rising trends surface early-stage cancers a one-time test within the normal range would miss.

Higher specificity

- Sustained upward trajectories are separated from transient, benign elevations, cutting false positives.

2020 BIOLABS

OneTest™ for Medicare:
Biomarker Tracking + Machine Learning + Anti-Inflammatory Diet

Medicare

The first MCED aligned w/ CMS' MAHA ELEVATE Nutritional Mandate

Score the diet: DII + FFQ

- A Food Frequency Questionnaire (FFQ) converts habitual intake into a Dietary Inflammatory Index (DII): negative is anti-inflammatory, positive is pro-inflammatory.
- Re-scored at each repeat blood draw, the DII confirms diet changes are lowering inflammation.

Biomarker-guided targets

- **hs-CRP** — lead inflammation marker; target <1.0 mg/L (1-3 average, >3 high).
- **ApoB / ApoA1** — atherogenic particles; target <90 mg/dL via soluble fiber and less saturated/trans fat.
- **CEA / PSA / CA 15-3** — inflammation and smoking can raise both; calming inflammation supports clearance and prostate health.

"Our study suggests that inflammation is associated with cancer risk and mortality, and combining inflammatory biomarkers into a score is a robust method of elucidating this association."

Inflammatory biomarker score and cancer: A population-based prospective cohort study - PMC

2020 BIOLABS

OneTest Advantages Over ctDNA — Our "Straight A's" • Accuracy for Earlier Stage Cancers • Affordability • Acceleration over Time • Aggregates Data from Multiple Sources • Access at Home & Workplaces • AI Compatible for Consumers & Clinicians

Types of Evidence Supporting FDA Authorization & CMS Coverage A totality-of-evidence package, not randomized trials: We intend to support FDA De Novo or PMA authorization and CMS coverage through a totality-of-evidence approach incorporating analytical validity, clinical validity, and real-world evidence from multiple data sources CGMH Taiwan Real-world East Asian screening data. OneTest's protein-marker algorithms run on Roche Cobas analyzers in Chang Gung Memorial Hospital labs, providing clinical validity from large asymptomatic check-up populations. BIOINFRA Korea Licensed algorithm & cancer-type resolution. Inflammatory-biomarker algorithms behind OneTest Premium add organ-specific risk scoring, validated on a large real-world Korean screening dataset. Look Alike Panels Published studies Peer-reviewed, cross-platform validation. MD Anderson MCAST. SeekIn's multi-center published study across 15,122 participants reinforces independent clinical validity and robustness of protein-marker MCED testing. Hundreds of PTM panel studies (especially China) NCI PLCO NCI biobank Blinded pre-diagnostic validation. The NCI Prostate, Lung, Colorectal & Ovarian trial (~155,000 participants) supplies banked pre-diagnostic samples with linked outcomes for gold-standard, U.S. validation. 30,000+ Firefighters U.S. cohort U.S. real-world evidence in a high-risk cohort. Over 30,000 American firefighters tested by 2026, linkable to the CDC/NIOSH National Firefighter Registry for Medicare-relevant, prospective outcome follow-up. OneTest is currently offered as a laboratory developed test (LDT) and has not received FDA De Novo authorization or PMA approval. Medicare reimbursement under the Multi- Cancer Early Detection Screening Coverage Act requires FDA authorization and CMS determination of clinical appropriateness, neither of which has been obtained. There can be no assurance that the Company will obtain FDA authorization on any particular timeline, or at all.

Testing U.S. Firefighters also Provides Real-World Data • Over 35,000 American firefighters will have been tested by the end of 2026 • Nearly 35% of Fire Departments reorder yearly • CDC's National Firefighter Cancer Registry may provide "one-stop shopping" for reliable outcome data enabling the same approach pioneered by our collaborators in Taiwan

10 OneTest for Medicare: Modeled Earlier Stage Sensitivity & Specificity by Testing Frequency Cancer (early-stage sensitivity) Test Once (1 test) Yearly × 3 yrs (3 tests) 2× / yr × 3 yrs (6 tests) Quarterly × 3 yrs (12 tests) Liver 55% 75% 84% 88% Lung 40% 58% 68% 73% Colorectal 45% 63% 72% 77% Pancreatic 50% 68% 80% 86% Ovarian 50% 70% 80% 85% Program specificity* 95% 97% 98% 99% AI Modeled estimates for illustration only — not measured trial results. Cells show estimated early-stage (1-3) sensitivity; the bottom row shows program-level specificity (probability a non-cancer individual avoids any false positive across the full 3-year program) assuming ~99% per-test specificity with a personalized velocity algorithm. Cumulative sensitivity rises while program specificity also improves as false positives from benign conditions resolve over time. Baselines anchored to OneTest EDRN 2025 early-stage data and the serial-testing studies on the prior slide.

11 At Home Capillary Collection Now Makes Quarterly Testing Practical & Velocity Algorithms Impactful

OneTest for Longevity Makes It Easy to Stay on Top of Overall Health Biomarker Trends Individual inflammatory biomarker levels, including trends from previous tests through our lab. Personalized Analysis Comprehensive science-based diet and lifestyle analysis to help you achieve your longevity goals. DII Score Dietary Inflammatory Index (DII) score to understand how your diet impacts inflammation. Easy Self-Collection Pain-free self-collection of sample in the comfort of your home.

13 Expect to "bolt-on" or acquire other companies that are vertically or horizontally integrated with 20/20 (e.g., suppliers, distributors, or related products) M&A Strategy Desired Attributes for Acquired Companies • Health & wellness customer base overlaps with those of 20/20 - Early Cancer Detection - Longevity Testing - Healthy Whole Foods that positively impact Biomarker Levels • $2 to $8 million in annualized revenues • Proven year-over-year growth likely to accelerate with modest cash infusions over time • Line of sight to profitability • Shareholders eager for liquidity with limited "exit" options Structure & Operation of Acquired Companies • Mostly stock transaction • Each business to initially operate as a wholly-owned subsidiary (rather than an operating division) • Equity to flow between subsidiaries based on quarterly financial performance • Cost sharing and economies of scale to reduce overhead and burn of each subsidiary - Marketing - AI Development & Deployment - Accounting, Audit, & HR - Legal and IP Development - Government Advocacy

14 How Cologuard's 2014 Medicare Coverage Ignited Exponential Revenue Growth 4 4 2 39 99 266 0 50 100 150 200 250 300 2012 2013 2014 2015 2016 2017 Annual Revenue ($M) ← Medicare Coverage October 2014 FDA Approval Aug 11, 2014 — First stool DNA test approved Medicare NCD Issued Oct 9, 2014 — Coverage for 50M+ beneficiaries Revenue Explosion $2M → $266M in 3 years (133x growth) 133x Revenue Growth 2014 to 2017 post-Medicare Exact Sciences' historical revenue growth is presented for contextual purposes only. AIDX's OneTest is at a fundamentally different stage of development, and past performance of another company's product is not indicative of AIDX's future results. There can be no assurance that OneTest will achieve similar regulatory outcomes, market adoption, or revenue growth.

Revenue Projections & Royalty Pool Sharing Following Medicare Reimbursement Based on 20% Premium over Exact Sciences (Cologuard) Five percent royalty pool on revenues over first 5 years ~ $100 million Royalty pool to be shared with "data investors" on a pro-rata basis Revenue projections (in $millions) : These projections assume that 1) the Company obtains FDA approval, 2) the Company obtained CMS reimbursement, and 3) the test has a broader addressable market based on the number of cancers being tested for. We cannot provide assurance that these will be met.

Key Takeaway: AIDX has the upside potential of a biopharmaceutical company (in Phase II clinical trials) with the downside protection of an early revenue stage Dx or medtech company Jonathan Cohen CEO 240-453-6343 Investors@2020Biolabs.com NASDAQ: AIDX 2020biolabs.com